GRANUM VALUE FUND
                         A SERIES OF GRANUM SERIES TRUST

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

                               DATED MARCH 1, 2000

         The following modifies the disclosure regarding the valuation of options that is set forth on page B-26 of the Statement of Additional Information under the caption "Determination of Net Asset Value":

         In valuing the assets of Granum Value Fund (the "Fund"), stock options and stock index options that are traded on a national securities exchange or on NASDAQ are valued at the mean between the latest bid and ask prices for such options.

                  THE DATE OF THIS SUPPLEMENT IS JULY 24, 2000.